                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    /X/  Preliminary Proxy Statement
    / / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                                SBE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                            NOT APPLICABLE
--------------------------------------------------------------------------------
(Name of  Person(s)  Filing  Proxy  Statement  If  Other  than  the  Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2. Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4. Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5. Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1. Amount Previously Paid:
        ------------------------------------------------------------------------
     2. Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3. Filing Party:
        ------------------------------------------------------------------------
     4. Date Filed:
        ------------------------------------------------------------------------

[SBE LOGO]

                                   SBE, INC.
                            4550 NORRIS CANYON ROAD
                          SAN RAMON, CALIFORNIA 94583
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 1996

TO THE SHAREHOLDERS OF SBE, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SBE, Inc., a California corporation (the "Company"), will be held on Tuesday, April 16, 1996, at 5:00 p.m. local time, at the Company's principal offices at 4550 Norris Canyon Road, San Ramon, California, for the following purposes:

    1. To elect five directors to serve for the ensuing year and until their successors are elected.

    2. To approve the Company's 1987 Stock Option Plan, as amended and restated, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares, to extend the term of such plan to January 17, 2006 and to permit the issuance of incentive stock options to employees of the Company.

    3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to (a) increase the authorized number of shares of Common Stock from 6,000,000 shares to 10,000,000 shares; and (b) increase the authorized number of shares of Preferred Stock from 50,000 shares to 2,000,000 shares.

    4. To approve the issuance and private sale of up to 1,500,000 shares of a new series of the Company's Preferred Stock, designated "Series A Convertible Preferred Stock," on the terms and subject to the conditions described in the Proxy Statement.

    5. To ratify the selection of Coopers & Lybrand LLP as the Company's independent auditors for the fiscal year ending October 31, 1996.

    6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on February 26, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [Facsimile signature]

                                          William R. Gage
                                          CHAIRMAN OF THE BOARD
San Ramon, California
March 4, 1996

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   SBE, INC.
                            4550 NORRIS CANYON ROAD
                          SAN RAMON, CALIFORNIA 94583
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 1996
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of SBE, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 16, 1996, at 5:00 p.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 4550 Norris Canyon Road, San Ramon, California. The Company intends to mail this proxy statement and accompanying proxy card on or about March 4, 1996, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Corporate Investor Communication, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but Corporate Investor Communication, Inc. will be
paid  its  customary fee,  estimated  to be  about $            , if  it renders
solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on February 26, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on February 26, 1996, the Company had outstanding and entitled
to vote        shares of Common Stock.

    Each holder of record of Common Stock on February 26, 1996 will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each shareholder may give one candidate all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Except for Proposal 2, abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 4550 Norris Canyon Road, San Ramon, California 94583, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must obtain from the record holder a proxy issued in the shareholder's name.

SHAREHOLDER PROPOSALS

    Proposals of shareholders that are intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company not later than October 16, 1996, in order to be included in the proxy statement and proxy relating to that annual meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    There are five nominees for the five Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company and was previously elected by the shareholders. Mr. Edward H. Laird, currently a director of the Company, has decided to retire from the Board, effective upon the election of directors at the Annual Meeting. Accordingly, the Board adopted an amendment to the Company's Bylaws decreasing the number of authorized directors to five, also effective upon the election of directors at the Annual Meeting.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

    The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

    The names of the nominees and certain information about them are set forth below:

NAME                                                                               AGE       DIRECTOR SINCE
-----------------------------------------------------------------------------      ---      -----------------
Mr. Raimon L. Conlisk........................................................          73            1991
Mr. William R. Gage..........................................................          53            1989
Mr. George E. Grega..........................................................          66            1991
Mr. Harold T. Hahn...........................................................          56            1991
Mr. William B. Heye, Jr......................................................          57            1991

    From 1977 to date, Mr. Conlisk has been President of Conlisk Associates, a management consulting firm serving high-technology companies in the United
States and foreign countries. Since April 1994, Mr. Conlisk has served as Chairman of the Board of Directors of Exar Corporation ("Exar"), a manufacturer of application-specific integrated circuits. Mr. Conlisk also has served as a director of Exar since 1985. Mr. Conlisk was President, from 1984 to 1989, and Chairman of the Board of

Directors, from 1989 until retirement in June 1990, of Quantic Industries, Inc. ("Quantic"), a manufacturer of electronic systems and devices for aerospace, defense, and factory automation applications, and he served as a director of Quantic from 1970 until retirement. From 1970 to 1973 and from 1987 to 1990, Mr. Conlisk served as a director of the American Electronics Association.

    Mr. Gage has been Chairman of the Board since January 1990. From 1986 until March 1989 he was President of the Company, from March 1989 until January 1990 he served as Senior Vice President of the Company and from January 1990 until November 1991 he was Chief Executive Officer of the Company. From 1982 to 1986, Mr. Gage also served at various times as Chief Operating Officer, Senior Vice President, Vice President of Programming and Treasurer of the Company.

    From January 1985 to date, Mr. Grega has been President of George E. Grega Associates, an international business and management consulting firm. From 1985 to date, Mr. Grega has served as a director of Exar. Mr. Grega was an employee of General Electric Company, a diversified international manufacturer of defense, electrical and other products, from 1950 through 1984, including service from 1970 to 1973 as President and Chief Executive Officer of General Electric Japan, Ltd.

    Mr. Hahn retired in November 1993 when he completed the sale of his former company, Interpractice Systems, Inc., a medical systems software company ("ISI"). From November 1992 to November 1993, Mr. Hahn was President and Chief Executive Officer of ISI. He joined ISI in 1991 as Chief Financial Officer. From 1989 to 1991, Mr. Hahn was an independent business consultant. Mr. Hahn served as Vice President and Treasurer of Control Data Corporation, which manufactures computers and implements computer systems, from 1985 to 1989 and he held various general management positions in Control Data Corporation's computer systems and services business between 1976 and 1985.

    Mr. Heye has been President and Chief Executive Officer of the Company since November 1991. From 1989 to November 1991, he served as Executive Vice President of Ampex Corporation, a manufacturer of high-performance scanning recording systems, and President of Ampex Video Systems Corporation, a wholly-owned subsidiary of Ampex Corporation and a manufacturer of professional video recorders and editing systems for the television industry. From 1986 to 1989, Mr. Heye served as Executive Vice President of Airborn, Inc., a manufacturer of connectors for the aerospace and military markets.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended October 31, 1995, the Board held six meetings. The Board has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and performs other related duties delegated to such committee by the Board. The Audit Committee, which consisted of two non-employee directors, Messrs. Hahn and Laird, held four meetings during fiscal 1995. The Board has appointed Mr. Conlisk to fill the vacancy in the Audit Committee upon Mr. Laird's retirement.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of two non-employee directors, Messrs. Conlisk and Grega, held 13 meetings during fiscal 1995.

    During fiscal 1995, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served during the fiscal year, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2
                    APPROVAL OF THE 1987 STOCK OPTION PLAN,
                            AS AMENDED AND RESTATED

    In July 1987, the Board adopted, and the shareholders subsequently approved, the Company's 1987 Supplemental Stock Option Plan (the "1987 Plan"). As a result of a series of amendments, at February 26, 1996 there were 930,000 shares of the Company's Common Stock authorized for issuance under the 1987 Plan. At February 26, 1996, options (net of canceled or expired options) covering an aggregate of shares  of the Company's  Common Stock had  been granted under the
1987 Plan, and only                  shares (plus  any shares that might in  the
future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1987 Plan.

    In January 1996, the Board approved certain amendments to the 1987 Plan in order to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees. The first amendment increases the number of shares authorized for issuance under the 1987 Plan from 930,000 to 1,130,000 shares. The second amendment extends the term of the 1987 Plan to January 17, 2006. The Board adopted both of these amendments to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

    The third amendment permits the grant of stock options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to such amendment, the 1987 Plan only permitted the issuance of nonstatutory stock options. Under certain circumstances, the exercise of an incentive stock option and the sale of Common Stock acquired upon exercise thereof is given more beneficial tax treatment than the exercise of a nonstatutory stock option and the sale of Common Stock acquired upon exercise thereof. The Board believes that this beneficial tax treatment will encourage long-term employee ownership of the Company's Common Stock. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options. Finally, as a result of the addition of incentive stock options to the 1987 Plan, the fourth amendment changes the name of the 1987 Plan to the "1987 Stock Option Plan."

    Shareholders are requested in this Proposal 2 to approve the 1987 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 1987 Plan, as amended and restated. In order to take advantage of the exemption contained in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission"), for purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the 1987 Plan, as amended and restated, are outlined below:

GENERAL

    The 1987 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1987 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1987 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

    The 1987 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 156 of the Company's approximately 173 employees and consultants are eligible to participate in the 1987 Plan.

ADMINISTRATION

    The 1987 Plan is administered by the Board. The Board has the power to construe and interpret the 1987 Plan and, subject to the provisions of the 1987 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board is authorized to delegate administration of the 1987 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1987 Plan to the Compensation Committee. As used herein with respect to the 1987 Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

    The proposed regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1987 Plan provides that, in the Board of Director's discretion, directors serving on the Committee will also be "outside directors" within the meaning of Section 162(m). This limitation excludes from the Compensation Committee (a) current employees of the Company, (b) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (c) current and former officers of the Company, (d) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m). The Company currently intends to monitor the proposed regulations and will determine at the appropriate time whether to make any change to the composition of its Compensation Committee if any would be required by the final regulations.

ELIGIBILITY

    Incentive stock options may be granted under the 1987 Plan only to selected key employees (including officers) of the Company and its affiliates. Selected key employees (including officers) and consultants are eligible to receive nonstatutory stock options under the 1987 Plan. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the 1987 Plan.

    No incentive stock option may be granted under the 1987 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1987 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

    The 1987 Plan also contains a per-employee, per-calendar year limitation equal to 150,000 shares of Common Stock. The purpose of adding this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1987 Plan. Prior to the addition of this provision in 1994, the Board or the Compensation Committee determined in its discretion the number of shares subject to an option for any employee and no such formal limitation was placed on the number of shares available for an option to an employee. To date, the Company has not granted to any employee in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

STOCK SUBJECT TO THE 1987 PLAN

    If options granted under the 1987 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1987 Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 1987 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1987 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1987 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At February 26, 1996, the closing price of the Company's
Common Stock as reported on the Nasdaq National Market was $         per share.

    In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Company has not provided that opportunity to employees in the past. To the extent required by Section 162(m), an option repriced under the 1987 Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 150,000-share limitation.

    The exercise price of options granted under the 1987 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (1) by delivery of other Common Stock of the Company,
(2) pursuant to a deferred payment arrangement or (3) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the 1987 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1987 Plan typically vest at the rate of 25% per year during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the 1987 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1987 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the 1987 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1987 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the 1987 Plan or subject to any option granted under the 1987 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1987 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 1987 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1987 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1987 Plan, or to substitute similar options, then the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the 1987 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1987 Plan will terminate on January 17, 2006.

    The Board may also amend the 1987 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1987 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

    Under the 1987 Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by the optionee. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the 1987 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, and
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (a) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

    The following table presents certain information with respect to options granted under the 1987 Plan, subject to the approval of the amendment of the 1987 Plan by the shareholders, to (a) the executive officers named in the Summary Compensation Table below employed by the Company in that capacity on October 31, 1995; (b) all executive officers as a group; and (c) all non-executive officer employees as a group. No non-employee directors have been authorized to receive grants under the 1987 Plan.

                               NEW PLAN BENEFITS

                                                                                               NUMBER OF SHARES
                                                                                                  SUBJECT TO
NAME AND POSITION                                                          DOLLAR VALUE (1)     OPTIONS GRANTED
-------------------------------------------------------------------------  -----------------  -------------------
Mr. William B. Heye, Jr..................................................    $     195,000            15,000
 President and Chief Executive Officer
Mr. William R. Gage......................................................    $     107,250             7,500
 Chairman of the Board
Mr. Belton E. Allen......................................................    $      65,000             5,000
 Vice President, Sales
Mr. Eugene K. Buechele...................................................    $     195,000            15,000
 Vice President, Engineering
Mr. Anthony J. Spielman..................................................    $      65,000             5,000
 Vice President, Network Systems Marketing
All Executive Officers as a Group (7 persons)............................    $     809,250            61,500
All Non-Executive Officer Employees as a Group
 (166 persons)...........................................................    $     117,000             9,000

------------------------------
(1) Exercise price multiplied by the number of shares underlying the option(s).

                                   PROPOSAL 3
             APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF
                           COMMON AND PREFERRED STOCK

GENERAL

    The Board has voted, subject to shareholder approval, to amend and restate the Company's Articles of Incorporation to (a) increase the authorized number of shares of Common Stock from 6,000,000 shares to 10,000,000 shares; and (b) increase the authorized number of shares of Preferred Stock from 50,000 shares to 2,000,000 shares. The principal purpose of the proposed increase in authorized shares is to permit the issuance of Series A Convertible Preferred Stock described in Proposal 4 below.

DESCRIPTION OF CAPITAL STOCK

    The additional Common Stock to be authorized by adoption of this proposal would have rights identical to the currently outstanding common Stock of the Company, and the additional Preferred

Stock to be authorized would have rights, restrictions, preferences and privileges designated by the Board pursuant to the Company's Amended and Restated Articles of Incorporation. Adoption of the proposed amendment and restatement would not affect the rights of the holders of currently outstanding shares of Common Stock of the Company. However, the issuance of Preferred Stock could affect the rights of the Common Stock. See "Proposal 4 -- Approval of Private Placement of Common Stock -- Effects of Private Placement on Existing Security Holders." If the amendment and restatement is approved, it will become effective upon filing of Amended and Restated Articles of Incorporation with the
Secretary of State of the State of California. In addition to the         shares
of Common Stock outstanding at February 26, 1996, the Board had reserved shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans and outstanding as of such date.

EFFECTS OF INCREASING AUTHORIZED SHARES ON EXISTING SECURITY HOLDERS

    The principal purpose of the proposed increase in authorized shares is to permit the issuance of Series A Convertible Preferred Stock described in Proposal 4 below. The additional shares may be issued, however, without further shareholder approval for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. The preferred stock not issued in the private placement discussed below may have rights, preferences and privileges senior to the Common Stock or the Series A Convertible Preferred Stock. The Company has no present intent to issue Common Stock or Preferred Stock for these purposes other than as described in Proposal 4 below.

    The additional shares of Common Stock and Preferred Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could adopt a "poison pill" that would, under certain circumstances related to an acquisition of shares not approved by the Board, give certain holders the right to acquire additional shares of Common Stock or Preferred Stock at a low price, or the Board could strategically sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock and Preferred Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, the approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. The Company has no present intent to issue Common Stock or Preferred Stock for this purpose.

    The  Company's  audited  consolidated  financial  statements,   management's
discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to pages 12 through 17 and 27 through 42 of the Company's Annual Report on Form 10-K for fiscal 1995.

    Shareholders are requested to approve this Proposal 3. The affirmative vote of the holders of a majority of outstanding shares of Common Stock is required to approve such proposal.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                   PROPOSAL 4
                APPROVAL OF PRIVATE PLACEMENT OF PREFERRED STOCK

    The Board has voted, subject to shareholder approval, to issue and sell in a private placement up to 1,500,000 shares of a new series of the Company's Preferred Stock, designated "Series A Convertible Preferred Stock."

REASONS FOR PRIVATE PLACEMENT

    For the last decade, the Company has specialized in the development of computer board data communications products and industrial computer equipment. In the early 1990's, the Company determined that a large opportunity existed in the emerging remote local area network (LAN) market for low-end remote access products. To seize that opportunity, the Company has invested significant resources in developing netXpand, its new line of standalone remote LAN access server/router products. In addition, the Company began and is continuing to restructure its existing sales and marketing channels and add new sales channels to access customers for its netXpand products. The Company has also added certain key management personnel to better serve this emerging market. Primarily, as a result of this investment and decreased sales of computer board communications products attributable to a decline in sales to Cisco Systems, the Company incurred substantial operating losses in fiscal 1995. The Board recently determined that the Company must obtain between $8,000,000 and $12,000,000 of additional equity capital to gain additional market penetration for its netXpand products, to develop enhancements to its netXpand products and traditional product lines, to complete the restructuring of its sales and marketing channels and for other working capital purposes.

    The Company cannot consummate the Private Placement without shareholder approval (as described below). If shareholder approval is not obtained or the Company is otherwise unable to complete the Private Placement, the Company will initially scale back its efforts to gain additional market penetration for its netXpand products. The Company will also be forced to seek alternative sources of financing, including debt. There can be no assurance that the Company will be able to complete the Private Placement or obtain any alternative financing.

PROPOSED TERMS OF PRIVATE PLACEMENT

    The terms of the proposed private placement, including the rights, preferences and privileges of the Series A Convertible Preferred Stock, will be determined by negotiation between the Company and the investors participating in such financing. The terms of the Series A Convertible Preferred Stock, after approval by the Board, will be embodied in a Certificate of Designation filed with the Secretary of State of California. Such Certificate of Designation will constitute an amendment to the Company's Amended and Restated Articles of Incorporation.

    No investor has as yet agreed to participate, so negotiations with investors have not yet begun. Therefore, the terms of the proposed private placement cannot be described with any degree of precision. However, the Board expects the following matters to be topics of discussion:

    VOTING RIGHTS

    The Board expects that each holder of Series A Convertible Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series A Convertible Preferred Stock will be convertible on all matters to be voted upon by the shareholders. With respect to the election of directors, the holders of Series A Convertible Preferred Stock would be entitled to exercise cumulative voting rights in the same manner as holders of Common Stock.

    CONVERSION RIGHTS

    The Board expects that each share of Series A Convertible Preferred Stock will initially be convertible, at the option of the shareholder, into one or more shares of Common Stock. The rate at which each share of Series A Convertible Preferred Stock converts into Common Stock may be subject to change, based on factors such as certain future stock issuances by the Company at prices below the conversion price then in effect.

    REGISTRATION RIGHTS

    The Board expects that the holders of Series A Convertible Preferred Stock will be entitled to have the Company register such stock with the Securities and Exchange Commission and applicable state securities authorities for public resale under certain circumstances.

    DIVIDENDS

    The holders of Series A Convertible Preferred Stock may be entitled to fixed dividends, subject to restrictions on dividend payment imposed by applicable law.

    LIQUIDATION PREFERENCE

    The holders of Series A Convertible Preferred Stock may be entitled to receive a portion of the proceeds from liquidation of the Company prior to the holders of Common Stock.

    OTHER PREFERENTIAL RIGHTS; PRICE PER SHARE

    The holders of Series A Convertible Preferred Stock may seek certain other preferential rights over the Common Stock, including the right to Board representation and the right to redemption of the Series A Convertible Preferred Stock under certain circumstances. In addition, the Company's investors may seek to impose certain restrictive covenants on the Company. The price per share of the Series A Convertible Preferred Stock will be based in part on these preferential rights and the market price of the Company's Common Stock on the date of sale. Because these preferential rights and the price of the Company's Common Stock will be based in large part upon market conditions and the Company's financial condition at the time of sale, it is impossible to estimate such terms at this time.

EFFECTS OF PRIVATE PLACEMENT ON EXISTING SECURITY HOLDERS

    The issuance of the Series A Convertible Preferred Stock, and the issuance of Common Stock upon conversion of the Series A Convertible Preferred Stock, will not affect the rights of holders of currently-outstanding Common Stock, except for effects incidental to increasing the number of shares of capital stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. In the event the holders of Series A Convertible Preferred Stock are entitled to a liquidation preference, the proceeds payable to holders of Common Stock upon any liquidation of the Company would be decreased by the amount of such preference.

    Rules promulgated by the National Association of Securities Dealers, Inc. for issuers listed on the Nasdaq Stock Market, such as the Company, generally require an issuer to obtain its shareholders' approval prior to the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the voting power of the issuer prior to such issuance for a price per share less than the greater of book or market value of the common stock. Because the Company cannot predict the pricing of the Series A Convertible Preferred Stock and the Private Placement would result in greater than 20% of the Company's voting power being issued, shareholder approval for this Proposal 4 is requested. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting is required to approve such proposal.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board has selected Coopers & Lybrand LLP as the Company's independent auditors for the fiscal year ending October 31, 1996 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Coopers & Lybrand LLP has audited the Company's financial statements since 1974. Representatives of Coopers & Lybrand LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Shareholder ratification of the selection of Coopers & Lybrand LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Coopers & Lybrand LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Coopers & Lybrand LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1995 by (a) all those known by the Company to be beneficial owners of more than 5% of its Common Stock; (b) each nominee for director; (c) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on October 31, 1995; and (d) all executive officers and directors of the Company as a group.

                                                                                      BENEFICIAL OWNERSHIP (1)
                                                                                    ----------------------------
                                                                                     NUMBER OF     PERCENT OF
                                 BENEFICIAL OWNER                                     SHARES        TOTAL (2)
----------------------------------------------------------------------------------  -----------  ---------------
                                                                                       236,171           11.3%
Mr. William R. Gage...............................................................
4550 Norris Canyon Road
San Ramon, CA 94583
                                                                                       136,100            6.5%
FMR Corp. (3).....................................................................
82 Devonshire Street
Boston, MA 02109
                                                                                       133,995            6.4%
Mr. Franklin P. Johnson...........................................................
2275 E. Bayshore Road, Suite 150
Palo Alto, CA 94301
                                                                                       125,783            6.0%
Mr. John W. Gage (4)..............................................................
606 The Alameda
Berkeley, CA 94707
Mr. William B. Heye, Jr. (5)......................................................     112,769            5.1%
Mr. Belton E. Allen (5)...........................................................      32,694            1.6%
Mr. Raimon L. Conlisk (5).........................................................       7,500          *
Mr. George E. Grega (5)...........................................................       7,500          *
Mr. Edward H. Laird (5)...........................................................       6,000          *
Mr. Eugene K. Buechele (5)........................................................      12,550          *
Mr. Harold T. Hahn (5)............................................................       3,750          *
Mr. Anthony J. Spielman (5).......................................................       5,100          *
All executive officers and directors as a group (11 persons) (6)..................     436,620           19.3%

------------------------------
*   Less than one percent.

(1) This table is based on information supplied by officers, directors and principal shareholders of the Company and on any Schedules 13D or 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Applicable percentages are based on 2,087,576 shares outstanding on December 31, 1995, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(3) Shares are owned by Fidelity Low-Priced Stock Fund (the "Fund"), an investment company, and are also beneficially owned by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., as a result of acting as investment adviser to the Fund. Mr. Edward C. Johnson 3d, and certain members of his family, form a controlling group with respect to FMR Corp., and FMR Corp., through its control of Fidelity, and the Fund each has sole investment power with respect to the shares indicated. Sole voting power with respect to the shares indicated resides with the Fund's Board of Trustees, and Fidelity carries out the voting of the shares indicated under written guidelines established by the Fund's Board of Trustees.

(4) Includes 518 shares held by Nikki Gage, Mr. Gage's wife, as to which Mr. Gage disclaims beneficial ownership.

(5) Includes  6,250, 110,320,  10,000, 7,500,  7,500, 3,500,  12,550, 3,750  and
    5,000 shares that Messrs. William R. Gage, Heye, Allen, Conlisk, Grega, Laird, Buechele, Hahn and Spielman, respectively, have the right to acquire within 60 days of December 31, 1995 under the Company's option plans.

(6) Includes shares described in the footnotes above and 12,000 shares that executive officers of the Company not named in the table above have the right to acquire within 60 days of the Record Date under the Company's option plans.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    During fiscal 1995, non-employee directors received for their services as directors an annual retainer of $3,000 plus fees of $1,000 for each Board and Committee meeting attended and a fee of $500 for each telephone conference Board or Committee meeting in which such director participated. During fiscal 1995, the two non-employee directors who are members of the Company's Corporate
Strategy Committee (Messrs. Conlisk and Grega) received an additional $3,000 each fiscal quarter as directors' fees in connection with their services on the Corporate Strategy Committee. In fiscal 1995, the total compensation paid to non-employee directors as directors' fees was $70,500. The members of the Board are also eligible for reimbursement for their expenses in connection with attendance at Board meetings in accordance with Company policy.

    Each non-employee director of the Company also receives stock option grants under the 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

    Option grants under the Directors' Plan are non-discretionary. On April 1 of each year (or the next business day should such date be a legal holiday), each member of the Company's Board who is not an employee of the Company is automatically granted under the Directors' Plan, without further action by either the Company, the Board or the shareholders, an option to purchase 5,000 shares of Common Stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Directors' Plan vest in four equal installments commencing on the date one year after the grant of the option, provided that the optionee has, during the entire year prior to each such vesting date, provided one year of continuous service to the Company as a non-employee director or as an employee of the Company or an affiliate of the Company. The term of options granted under the Directors' Plan is five years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction unless any surviving corporation assumes such options or substitutes similar options for such options.

    During fiscal 1995, the Company granted options covering 5,000 shares to each non-employee director of the Company at an exercise price per share of $9.50, the fair market value of such Common Stock on the date of grant (based on the closing sales price as reported on the Nasdaq National Market System on the date of grant). As of January 31, 1996, 13,500 options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

    The following table shows for the fiscal years ended October 31, 1995, 1994 and 1993, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at October 31, 1995 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                               ---------------
                                                        ANNUAL COMPENSATION       NUMBER OF
                                                                                   SHARES
                                                       ----------------------    UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR     SALARY (1)     BONUS        OPTIONS       COMPENSATION (2)
------------------------------------------  ---------  -----------  ---------  ---------------  -------------------
Mr. William B. Heye, Jr...................       1995  $   210,060  $       0             0          $   6,865
President and                                    1994  $   200,052  $  16,658             0          $   8,253
 Chief Executive Officer                         1993  $   192,372  $  91,698             0          $   6,415
Mr. William R. Gage.......................       1995  $   159,012  $       0        25,000          $   2,787
Chairman of the Board                            1994  $   151,440  $   7,566             0          $   5,563
                                                 1993  $   145,644  $  41,655             0          $   3,777
Mr. Belton E. Allen.......................       1995  $   135,510  $       0             0          $   4,059
Vice President, Sales                            1994  $   129,900  $   5,351             0          $   4,401
                                                 1993  $   119,100  $  28,162        20,000          $   2,468
Mr. Eugene K. Buechele (3)................       1995  $   137,808  $       0         5,000          $   2,389
Vice President, Engineering                      1994  $   117,757  $  10,066        20,000          $   3,937
Mr. Anthony J. Spielman (3)...............       1995  $   132,504  $       0         5,000          $   1,095
Vice President,                                  1994  $    63,464  $  20,126        15,000          $       0
 Network Systems Marketing

------------------------
(1) Includes amounts earned but deferred at the election of the Named Executive Officer pursuant to the Company's Savings and Investment Plan and Trust.

(2)  Includes $1,995,  $907, $455,  $450 and  $432 attributable  in fiscal 1995,
    $2,251, $1,020, $504, $404 and $79 attributable in fiscal 1994, and  $3,915,
    $1,494, $577, $0 and $0 attributable in fiscal 1993 to Messrs. Heye, Gage, Allen, Buechele and Spielman, respectively, to premiums paid by the Company for group term life insurance. The remaining sum for each Named Executive Officer was paid by the Company as matching contributions to the Company's Savings and Investment Plan and Trust.

(3) Mr. Buechele has served as Vice President, Engineering since December 1993, when he first became employed by the Company. Mr. Spielman has served as Vice President, Network Systems Marketing since May 1994, when he first became employed by the Company.

                       STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its 1987 Plan. As of October 31, 1995, options to purchase a total of 532,788 shares had been granted and were outstanding under the 1987 Plan and options to purchase 94,928 shares remained available for grant thereunder.

    The following tables show for fiscal 1995 certain information regarding options granted to held at fiscal year end by the Named Executive Officers. No Named Executive Officer exercised any options during fiscal 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE
                                                INDIVIDUAL GRANTS
                        -----------------------------------------------------------------     VALUE AT ASSUMED
                            NUMBER OF                                                      ANNUAL RATES OF STOCK
                           SECURITIES        % OF TOTAL                                    PRICE APPRECIATION FOR
                           UNDERLYING      OPTIONS GRANTED    EXERCISE OR                       OPTION TERM
                             OPTIONS       TO EMPLOYEES IN    BASE PRICE      EXPIRATION   ----------------------
NAME                       GRANTED (1)       FISCAL YEAR     PER SHARE (2)       DATE         5%          10%
----------------------  -----------------  ---------------  ---------------  ------------  ---------  -----------
Mr. Heye..............         --                --               --              --          --          --
Mr. Gage..............         25,000             8.45%        $    8.75        01/19/02   $  89,053  $   207,532
Mr. Allen.............         --                --               --              --          --          --
Mr. Buechele..........          5,000             1.69%        $    9.00        12/06/01   $  18,320  $    42,692
Mr. Spielman..........          5,000             1.69%        $    9.00        12/06/01   $  18,320  $    42,692

------------------------
(1) Generally, options granted vest annually in equal increments over a period of four years and have a term of seven years. The Board may reprice the options granted.

(2) Exercise price is the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant.

                         FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                                         AT FISCAL YEAR-END            AT FISCAL YEAR-END (1)
                                                   ------------------------------  ------------------------------
NAME                                                EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------------------  -------------  ---------------  -------------  ---------------
Mr. Heye.........................................       81,240          58,160      $   649,920     $   465,280
Mr. Gage.........................................       --              25,000          --          $    87,500
Mr. Allen (2)....................................       10,000          10,000          --              --
Mr. Buechele.....................................        8,400          16,600      $    25,200     $    51,050
Mr. Spielman.....................................        3,750          16,250      $    13,575     $    56,975

------------------------------
(1) Value based on the difference between the exercise price of the options and the closing sales price of $12.25 of the Company's Common Stock as reported on the Nasdaq National Market System on October 31, 1995 multiplied by the number of shares underlying unexercised in-the-money options.

(2) The exercise price of Mr. Allen's options exceeded the closing sales price of the Company's Common Stock on October 31, 1995 (I.E., were not "in-the-money" on October 31, 1995).

               REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                           ON EXECUTIVE COMPENSATION

    The  Compensation   Committee  of   the  Board   is  responsible   for   the
administration of the compensation programs in effect for the Company's executive officers. These programs have been designed to ensure that the compensation paid to the executive officers is substantially linked to both Company and individual performance. Accordingly, a significant portion of the compensation paid to each executive officer is comprised of variable components based upon individual achievement and Company performance measures.

EXECUTIVE COMPENSATION PRINCIPLES

    The design and implementation of the Company's executive compensation programs are based on a series of general principles. These principles may be summarized as follows:

    - Align the interests of management and shareholders to build shareholder value by the encouragement of consistent, long-term Company growth.

    - Attract and retain key executive officers essential to the long-term success of the Company.

    - Reward executive officers for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company.

    - Provide direct linkage between the compensation payable to executive officers and the Company's attainment of annual and long-term financial goals and targets.

    - Emphasize reward for performance at the individual and corporate level.

COMPONENTS OF EXECUTIVE COMPENSATION

    The components of the Company's executive compensation programs may be listed as follows, with a detailed summary provided below:

    - Base Salary

    - Cash Bonus

    - Long-Term Incentives

    - Benefits and Perquisites

    Each component is calibrated to a competitive market position, with market information provided by compensation surveys prepared by independent consulting firms and information collected from companies selected by the Company's Compensation Committee as appropriate comparators of compensation practices. The companies selected by the Compensation Committee as appropriate comparators are generally represented in the Nasdaq Computer Manufacturing Index, whose performance over the past five years is compared to that of the Company in the chart appearing under the heading Performance Measurement Comparison.

BASE SALARY

    The base salary for each executive officer is determined on the basis of individual performance, the functions performed by the executive officer and the scope of the executive officer's ongoing responsibilities, and the salary levels in effect for comparable positions based on information provided by the compensation surveys referenced above and comparator company information. The weight given to each of these factors varies from individual to individual. In general, base salary is designed primarily to be competitive within the relevant industry and geographic market. The average increase in executive officer base salary in fiscal 1995 was approximately 5.0%.

    Each executive officer's base salary is reviewed annually to ensure appropriateness, and increases to base salary are made to reflect competitive market increases and individual factors. Company performance does not play a significant role in the determination of base salary.

CASH BONUS

    The Company's Management Incentive Plan provides for the funding of a bonus pool based upon the Company's year-to-year rate of revenue growth and profit before tax. No funding of the bonus pool occurs if profit before tax does not exceed a threshold determined by comparing the cost of capital to the return on assets employed. The Company did not realize before-tax profits in fiscal 1995; therefore, the bonus pool was not funded and no cash bonuses were paid to executive officers for such fiscal year.

LONG-TERM INCENTIVES

    Long-term incentives are provided through stock option grants. These option grants are intended to motivate the executive officers to manage the business to improve long-term Company performance. Customarily, option grants are made with exercise prices equal to the market price of the shares on the date of grant and will be of no value unless the market price of the Company's outstanding common shares appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by the shareholders.

    The size of each option grant is designed to create a meaningful opportunity for stock ownership and is based upon several factors, including relevant information contained in the compensation surveys described above, an assessment of the option grants of comparator companies and the individual performance of each executive officer.

    Each option grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (customarily the market price on the grant date) over a specified period of time (customarily four years). The option generally vests in equal installments over a period of four years, contingent upon the executive officer's continued employment with the Company.

    Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company and the market price of the underlying shares appreciates over the option term.

    In fiscal 1995, the Committee granted stock options to its executive officers as set forth in the table entitled "Option Grants in Last Fiscal Year" contained elsewhere in this proxy statement. In addition, in November 1995, the Committee granted incentive stock options to its executive officers as set forth in the table entitled "New Plan Benefits" contained elsewhere in this proxy statement. All of such November 1995 grants are subject to shareholder approval of Proposal 2, above. The Committee believes that stock options, particularly incentive stock options, encourage long-term Company stock ownership, and therefore that such grants are in the best interests of the Company and its shareholders.

BENEFITS AND PERQUISITES

    The   benefits  and  perquisites  component  of  executive  compensation  is generally similar to that which is offered to all of the Company's domestic employees.

CHIEF EXECUTIVE OFFICER (CEO) COMPENSATION

    In  setting the compensation payable to the Chief Executive Officer, William
B. Heye, Jr., the goal is to provide compensation competitive with other companies in the industry while at the same time making a significant percentage of Mr. Heye's earnings subject to consistent, positive, long-term Company performance. In general, the factors utilized in determining Mr. Heye's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs.

    Mr. Heye received a 5.0% base salary increase effective November 1, 1994. As a result of the Company's performance during fiscal 1995, the Committee did not grant Mr. Heye any cash bonus. During fiscal 1995, Mr. Heye purchased 78 shares of Common Stock at a weighted average price of $7.65 under the Company's 1992 Employee Stock Purchase Plan. While the Committee did not grant Mr. Heye any stock options during fiscal 1995, in November 1995 it granted Mr. Heye an incentive stock option to purchase 15,000 shares at an exercise price of $13.00 per share (the closing price on the date of grant). This option grant was made for the reasons described in the preceding paragraphs.

COMPENSATION COMMITTEE MEMBERS:

    Raimon L. Conlisk, Chairman
    George E. Grega

                       PERFORMANCE MEASUREMENT COMPARISON

    The following chart shows the value of an investment of $100 on October 31, 1990 in cash of (a) the Company's Common Stock, (b) the Nasdaq Computer Manufacturing Index ("Nasdaq Computers") and (c) the CRSP Total Return Index for the Nasdaq Stock Market (United States companies) ("Nasdaq Total Return"). All values assume reinvestment of the full amount of all dividends and are calculated as of October 31 of each year.

           COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN ON INVESTMENT

                                  OCT. 90    OCT. 91    OCT. 92    OCT. 93    OCT. 94    OCT. 95
                                 ---------  ---------  ---------  ---------  ---------  ---------
SBE, Inc.......................    100.000    101.526    332.267    252.277    190.746    301.501
Nasdaq Computers...............    100.000    166.010    201.667    205.322    232.491    392.100
Nasdaq Total Return............    100.000    100.000    169.202    190.790    245.837    247.201

                              CERTAIN TRANSACTIONS

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under California law and the Company's Restated Articles of Incorporation and Bylaws.

                                 OTHER BUSINESS

    The   Board  knows  of  no  other   business  that  will  be  presented  for
consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [facsimile signature]

                                          William R. Gage
                                          CHAIRMAN OF THE BOARD

March 4, 1996

THE INFORMATION CONTAINED IN THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 IS INCORPORATED HEREIN BY REFERENCE, AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, SBE, INC., 4550 NORRIS CANYON ROAD, SAN RAMON, CALIFORNIA 94583 (TELEPHONE NO. (800) 825-2666).

                                   SBE, INC.
                             1987 STOCK OPTION PLAN
                ADOPTED BY THE BOARD OF DIRECTORS JULY 21, 1987,
          AMENDED MARCH 23, 1993, AUGUST 23, 1994 AND JANUARY 17, 1995
           APPROVED BY SHAREHOLDERS MARCH 9, 1989 AND MARCH 21, 1995
                     AMENDED AND RESTATED JANUARY 18, 1996
              APPROVED BY THE SHAREHOLDERS ON               , 1996

1.  PURPOSES.

    (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b)  "BOARD" means the Board of Directors of the Company.

    (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e)  "COMPANY" means SBE, Inc., a California corporation.

    (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

    (h) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (i)  "DIRECTOR" means a member of the Board.

    (j) "DISINTERESTED PERSON" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any affiliate entitling the participants therein to acquire equity securities of the Company or any affiliate except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

        (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (q)  "OPTION" means a stock option granted pursuant to the Plan.

    (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (s)  "OPTIONEE" means a person who holds an outstanding Option.

    (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (u)  "PLAN" means this SBE, Inc. 1987 Stock Option Plan.

    (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

        (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (3) To amend the Plan or an Option as provided in Section 11.

        (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more persons the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

    (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate one million one hundred thirty thousand (1,130,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

    (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

    (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

    (d) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than one hundred fifty thousand (150,000) shares of the Company's common stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

    (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

    (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.  MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's By-Laws and the provisions of the General Corporation Law of the State of California, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of common stock on the new grant date.

    (2) Shares subject to an Option canceled under this subsection 9(f) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 9(f), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(f) shall be applicable only to the extent required by
Section 162(m) of the Code.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

    (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event.

11.  AMENDMENT OF THE PLAN AND OPTIONS.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

        (1) Increase the number of shares reserved for Options under the Plan;

        (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

        (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
    Section 422 of the Code or to comply with the requirements of Rule 16b-3.

    (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

    (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; PROVIDED, HOWEVER, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 17, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.  EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                             INCENTIVE STOCK OPTION

                       , Optionee:

    SBE, Inc. (the "Company"), pursuant to its 1987 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants.

    The details of your option are as follows:

    1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is
(              ).

    2.   VESTING.  Subject to the limitations contained herein,           of the
shares will vest (become exercisable) on            , 19   and           of  the
shares  will then vest each            thereafter until  either (i) you cease to
provide services to the Company for any reason, or (ii) this option becomes fully vested.

    3.  EXERCISE PRICE AND METHOD OF PAYMENT.

    (a)      EXERCISE  PRICE.      The  exercise   price   of  this   option  is
                        ($           ) per share, being  not less than the  fair
market value of the Common Stock on the date of grant of this option.

    (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

           (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

           (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

           (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

           (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

    4.  WHOLE SHARES; MINIMUM SHARES EXERCISABLE.

    (a) This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

    (b) The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100) shares, EXCEPT THAT (i) as to that number of shares to which it is exercisable under the provisions of paragraph 2 of this option, if fewer than one hundred (100) shares, the number of such shares exercisable shall be the minimum number of shares that are vested thereunder, and (ii) with respect to the final exercise of this option this minimum shall not apply.

    5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

    6.   TERM.  The term of this option commences on           , 19   , the date
of grant, and expires on               (the "Expiration Date," which date  shall
be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

    (a) Your termination of Continuous Status as an Employee, Director or t Consultant is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant.

    (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death.

    (c) If during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in paragraph 5 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

    (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth
(10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

    However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

    In order to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

    7.  EXERCISE.

    (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 6(f) of the Plan.

    (b) By exercising this option you agree that:

           (i) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

           (ii) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

    8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

    9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

    10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

    11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of
Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

    Dated the   day of          , 19   .

                                          Very truly yours,

                                          --------------------------------------

                                          By
                                          --------------------------------------
                                            Duly authorized on behalf of the
                                            Board of Directors

ATTACHMENTS:

SBE, Inc. 1987 Stock Option Plan
Notice of Exercise

The undersigned:

    (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

    (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE       -----------------------------------------------
           (Initial)

OTHER      -----------------------------------------------
           -----------------------------------------------
           -----------------------------------------------

    (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                          --------------------------------------
                                          OPTIONEE

                                          Address:

 -------------------------------------------------------------------------------

                                                 -------------------------------

                           NONSTATUTORY STOCK OPTION

                        , Optionee:

    SBE, Inc. (the "Company"), pursuant to its 1987 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants.

    The details of your option are as follows:

    1.   TOTAL  NUMBER OF SHARES  SUBJECT TO THIS  OPTION.  The  total number of
shares of Common Stock subject to this option is               (      ).

    2.  VESTING.  Subject to the limitations contained herein,                of
the  shares will  vest (become  exercisable) on                       , 19   and
              of the shares will then vest each                thereafter  until
either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

    3.  EXERCISE PRICE AND METHOD OF PAYMENT.

        (a)    EXERCISE  PRICE.     The  exercise  price   of  this  option   is
                  ($                ) per  share, being not less than 85% of the
    fair market value of the Common Stock on the date of grant of this option.

        (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

           (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

           (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

           (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

           (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

    4.  WHOLE SHARES; MINIMUM SHARES EXERCISABLE.

        (a) This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

        (b) The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100) shares, except that (i) as to that number of shares to which it is exercisable under the provisions of paragraph 2 of this option, if fewer than one hundred (100) shares, the number of such shares exercisable shall be the minimum number of shares that are vested thereunder, and (ii) with respect to the final exercise of this option this minimum shall not apply.

    5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

    6.  TERM.  The term of this option commences  on                , 19  ,  the
date  of grant and expires on                 (the "Expiration Date," which date
shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company for any reason or for no reason unless:

        (a) such termination of Continuous Status as an Employee, Director or Consultant is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant; or

        (b) such termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination for any other reason, in which event the option shall expire on the earlier of the Expiration Date set forth above or eighteen (18) months after your death; or

        (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not expire until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Status as an Employee, Director or Consultant; or

        (d) exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act), in which case the option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

    However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

    7.  EXERCISE.

        (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 6(f) of the Plan.

        (b) By exercising this option you agree that:

           (i) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Common Stock to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

    8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you or pursuant to a qualified domestic relations order as satisfying the requirements of Rule 16b-3 of the Exchange Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

    9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers, or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

    10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

    11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of
Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

    Dated the     day of               , 19  .

                                          Very truly yours,

                                          --------------------------------------
                                          By
                                          --------------------------------------
                                            Duly authorized on behalf of the
                                            Board of Directors

ATTACHMENTS:

SBE, Inc. 1987 Stock Option Plan
Notice of Exercise

The undersigned:

    (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

    (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE       -----------------------------------------------
           (Initial)

OTHER      -----------------------------------------------
           -----------------------------------------------
           -----------------------------------------------

    (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                          --------------------------------------
                                          OPTIONEE

                                          Address:

 -------------------------------------------------------------------------------

                                                 -------------------------------

                                  SBE, INC.

                    PROXY SOLICITED BY BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 16, 1996

   The undersigned hereby appoints WILLIAM R. GAGE and WILLIAM B. HEYE, JR., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SBE, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of SBE, Inc. to be held at 4550 Norris Canyon Road, San Ramon, California, at 5:00 p.m. local time on April 16, 1996, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

   UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

   MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect directors whether by cumulative voting or otherwise, to hold office until the next Annual Meeting of Shareholders and until their successors are elected.

             / / FOR all nominees listed               / / WITHHOLD AUTHORITY
                 below (except as                          to vote for all
                 written below)                            nominees below

             NOMINEES:  R.L. Conlisk, W.R. Gage, G.E. Grega, H.T. Hahn,
                        W.B. Heye, Jr.

             TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

             ________________________________________________________________


   MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

PROPOSAL 2:  To approve the Company's 1987 Supplemental Stock Option Plan, as amended and restated, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares, to extend the term of such plan to January 17, 2006 and to permit the issuance of incentive stock options to employees of the Company.

             / / FOR              / / AGAINST              / / ABSTAIN

PROPOSAL 3:  To approve an amendment to the Company's Amended and Restated
             Articles of Incorporation to (a) increase the authorized number of shares of Common Stock from 6,000,000 shares to 10,000,000 shares; and (b) increase the authorized number of shares of Preferred Stock from 50,000 shares to 2,000,000 shares.

             / / FOR              / / AGAINST              / / ABSTAIN


PROPOSAL 4:  To approve the issuance and private sale of up to 1,500,000 shares of a new series of the Company's Preferred Stock, designated "Series A Convertible Preferred Stock," on the terms and subject to the conditions described in the Proxy Statement.

             / / FOR              / / AGAINST              / / ABSTAIN


PROPOSAL 5:  To ratify the selection of Coopers & Lybrand LLP as the Company's independent auditors for the fiscal year ending October 31, 1996.

             / / FOR              / / AGAINST              / / ABSTAIN




                                           Dated: __________________, 1996

                                           ____________________________________

                                           ____________________________________
                                                       Signature(s)

                                           PLEASE SIGN EXACTLY AS YOUR NAME
                                           APPEARS HEREON. IF THE STOCK IS
                                           REGISTERED IN THE NAMES OF TWO OR
                                           MORE PERSONS, EACH SHOULD SIGN.
                                           EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                           GUARDIANS AND ATTORNEYS-IN-FACT
                                           SHOULD ADD THEIR TITLES. IF SIGNER
                                           IS A CORPORATION, PLEASE GIVE FULL
                                           CORPORATE NAME AND HAVE A DULY
                                           AUTHORIZED OFFICER SIGN, STATING
                                           TITLE. IF SIGNER IS A PARTNERSHIP,
                                           PLEASE SIGN IN PARTNERSHIP NAME BY
                                           AUTHORIZED PERSON.



PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.